UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2016

Commission file number 001-32511

IHS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13-3769440 (I.R.S. Employer Identification Number)

15 Inverness Way East
Englewood, CO 80112

(Address of principal executive offices)

(303) 790-0600

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In connection with (i) an offer to exchange (the “Exchange Offer”) currently outstanding 5.000% Senior Notes due 2022 (the “Existing IHS Notes”) issued by IHS Inc., a Delaware corporation (“IHS”), for new 5.000% Senior Notes due 2022 (the “New IHS Markit Notes”) to be issued by IHS Markit Ltd. (“IHS Markit”) and cash and (ii) a related solicitation of consents to amend the indenture governing the Existing IHS Notes, IHS is disclosing under this Item 7.01 of this Current Report on Form 8-K the information below and included in Exhibit 99.1, which is incorporated herein by reference. The Exchange Offer is being made by Markit Ltd., a Bermuda exempted company (“Markit”), in connection with the Agreement and Plan of Merger, entered into by IHS, Markit and Marvel Merger Sub, Inc., a Delaware corporation and an indirect and wholly-owned subsidiary of Markit (“Merger Sub”) pursuant to which Merger Sub will merge with and into IHS, with IHS surviving such merger as an indirect, wholly-owned subsidiary of Markit (the “Merger”). Following the Merger, Markit will be renamed IHS Markit Ltd. The purpose of the Exchange Offer is to promote a more efficient capital structure following the Merger.

The information, some of which has not been previously reported (including a summary of the terms of the credit agreement (the “New Credit Agreement”) and related documentation that IHS Markit and certain of IHS Markit’s subsidiaries will enter into with Bank of America, N.A, as administrative agent, and a syndicate of lenders following the consummation of the Merger and the pro forma as adjusted capitalization of IHS Markit after giving effect to the Merger, the Exchange Offer and the entry into the New Credit Agreement) is excerpted from the Confidential Offering Memorandum and Consent Solicitation Statement, dated June 27, 2016, that is being circulated to eligible holders of the Existing IHS Notes in connection with Exchange Offer. This Current Report on Form 8-K does not constitute an offer to subscribe for or the solicitation of an offer to sell or otherwise acquire securities.

The New Credit Agreement will be for credit facilities in an aggregate principal amount of $3,056.0 million, consisting of term loans in an aggregate principal amount of $1,206.0 million (the “New Term Loan”) and revolving credit commitments in an aggregate principal amount of $1,850.0 million (the “New Revolver”), which, in the case of the New Term Loan, is expected to be borrowed in U.S. Dollars, and which, in the case of the New Revolver and subject to certain conditions and limitations, may be borrowed in U.S. Dollars, Sterling, Euros, Canadian Dollars, Swiss Francs, Japanese Yen, or other freely available currencies approved by the administrative agent. Up to $50.0 million of the New Revolver will be available for letters of credit. The borrowers may, subject to certain conditions and limitations, increase the outstanding principal amount of term loans and/or revolving credit commitments outstanding under the New Credit Agreement in an aggregate principal amount not to exceed $500.0 million. The New Term Loan is anticipated to be incurred by Markit Group Holdings Limited, and, subject to certain conditions and limitations, the New Revolver may be drawn upon by Markit Group Holdings Limited, IHS Global Inc., IHS Global SA, IHS and IHS Global Canada Ltd., together with any additional subsidiaries of IHS Markit designated as revolving borrowers under and pursuant to the terms of the New Credit Agreement. Additionally, the New Credit Agreement will be guaranteed, subject to customary limitations, by IHS Markit and certain subsidiaries of IHS Markit (including the borrowers referred to above, Markit Group Limited, Markit North America, Inc., CARFAX, Inc., IHS Global Limited, and R.L. Polk & Co.). The combined total revenue of the subsidiaries that are guarantors plus the unconsolidated revenues of all the borrowers under the New Credit Agreement, determined quarterly on a trailing twelve month basis, must be equal to or greater than 60% of IHS Markit’s consolidated total revenue for such period. If IHS Markit is not in compliance with such guarantor coverage test, it must cause additional subsidiaries of IHS Markit to become guarantors with respect to the New Credit Agreement on the terms set forth therein. Additionally, IHS Markit must, subject to certain conditions and limitations, cause each subsidiary thereof that either (i) has a revenue of 10% or greater of IHS Markit’s consolidated revenue or (ii) guarantees (or is a borrower or issuer with respect to) certain material indebtedness of IHS Markit and its subsidiaries to become a guarantor with respect to the New Credit Agreement. The New Credit Agreement’s final terms have not yet been determined, and may differ from those described here, in some instances materially.

The guarantors of the New IHS Markit Notes will initially be identical to the obligors under the New Credit Agreement and future guarantees of the New IHS Markit Notes will be required to the extent a subsidiary is required by the New Credit Agreement to provide a guarantee thereunder, among other circumstances.

Neither the Merger nor the entry into the New Credit Agreement requires the consent of holders of the Existing IHS Notes.

On June 27, 2016, IHS and Markit issued a joint press release announcing the commencement of the Exchange Offer. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

The information furnished in this Item 7.01 – “Regulation FD Disclosure” and in the accompanying Exhibits 99.1 and 99.2 of this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of IHS under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Additional Information

On June 6, 2016 Markit filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 that includes a joint proxy statement of IHS and Markit. IHS and Markit may also file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF IHS AND MARKIT ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of these materials and other documents filed with the SEC by IHS and Markit through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of IHS or Markit at the following:

IHS 15 Inverness Way East Englewood, CO 80112 Attention: Investor Relations +1 303-397-2969	Markit 4th Floor, Ropemaker Place, 25 Ropemaker St., London England EC2 9LY Attention: Investor Relations: +44 20 7260 2000

Participants in the Solicitation

IHS, Markit, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding IHS’s directors and executive officers, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in IHS’s Form 10-K for the year ended November 30, 2015 and its proxy statement filed on February 24, 2016, which are filed with the SEC. Information regarding the directors and executive officers of Markit, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Markit’s 20-F for the year ended December 31, 2015, and Markit’s proxy statement filed on Form 6-K on March 28, 2016, which are filed with the SEC. A more complete description is available in the registration statement on Form F-4 and the joint proxy statement/prospectus.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate such transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the merger on anticipated terms and timing, including obtaining shareholder or stockholder (as applicable) and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the merger, (ii) the ability of IHS and Markit to integrate the business successfully and to achieve anticipated synergies, risks and costs, (iii) potential litigation relating to the proposed transaction that could be instituted against IHS, Markit or their respective directors, (iv) the risk that disruptions from the proposed transaction will harm IHS’s and Markit’s business, including current plans and operations, (v) the ability of IHS or Markit to retain and hire key personnel, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, (vii) continued availability of capital and financing and rating agency actions, (viii) legislative, regulatory and economic developments, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect IHS’s and/or Markit’s financial performance, (x) certain restrictions during the pendency of the merger that may impact IHS’s or Markit’s ability to pursue certain business opportunities or strategic transactions and (xi) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form F-4 filed with the SEC in connection with the proposed merger. While the list of factors presented here is, and the list of factors presented in the registration statement on Form F-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on IHS’s or Markit’s consolidated financial condition, results of operations, credit rating or liquidity. Neither IHS nor Markit assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Excerpts from the Confidential Offering Memorandum and Consent Solicitation Statement, dated June 27, 2016.

99.2	Press Release, dated June 27, 2016.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2016	IHS INC.

	By:	/s/ Stephen Green
	Name:	Stephen Green
	Title:	Executive Vice President, Legal and Corporate Secretary

IHS INC.

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Excerpts from the Confidential Offering Memorandum and Consent Solicitation Statement, dated June 27, 2016.
99.2	Press Release, dated June 27, 2016.